UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2020 (May 11, 2020)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6655 Peachtree Dunwoody Rd.
Atlanta, GA 30328
(Address of principal executive offices including zip code)

(770) 418 -7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Newell Brands Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 11, 2020. For more information on the proposals presented at the meeting, please see the Company’s Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 26, 2020 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

As of the March 16, 2020 record date for the Annual Meeting, there were 447,973,968 shares of common stock issued, comprised of 23,896,363 shares of Treasury stock and 424,077,605 shares entitled to vote at the Annual Meeting.

The stockholders elected each of the following eleven nominees to the Board of Directors for a one-year term by a majority vote:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
BRIDGET RYAN BERMAN	334,211,665	3,729,705	425,230	46,955,006
PATRICK D. CAMPBELL	318,074,787	18,423,495	1,868,318	46,955,006
JAMES R. CRAIGIE	330,005,523	7,893,553	467,524	46,955,006
DEBRA A. CREW	332,765,192	5,175,785	425,623	46,955,006
BRETT M. ICAHN	331,635,295	6,120,952	610,353	46,955,006
GERARDO I. LOPEZ	318,277,371	19,616,857	472,372	46,955,006
COURTNEY R. MATHER	319,894,935	17,806,770	664,895	46,955,006
RAVICHANDRA K. SALIGRAM	335,199,743	2,742,596	424,261	46,955,006
JUDITH A. SPRIESER	334,008,367	3,917,947	440,286	46,955,006
ROBERT A. STEELE	322,005,317	15,868,605	492,678	46,955,006
STEVEN J. STROBEL	329,760,644	8,100,106	505,850	46,955,006

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2020:

For	383,320,393
Against	1,237,715
Abstain	763,498

The stockholders approved the advisory resolution to approve executive compensation:

For	310,825,214
Against	26,311,101
Abstain	1,230,285
Broker Non-Votes	46,955,006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2020		NEWELL BRANDS INC.

	By:	/s/ Bradford R. Turner
Chief Legal and Administrative Officer and Corporate
Secretary

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